Exhibit 10.12

                     FORM OF FIFTH AMENDMENT

     FIFTH AMENDMENT, dated as of March 18, 1996 (this "AMENDMENT"), to the Senior Note Agreements, dated as of January 29, 1993 (as amended, supplemented or otherwise modified, the "SENIOR NOTE AGREEMENTS") between Berlitz International, Inc, a New York corporation (the "COMPANY"), and each of the Purchasers of the Company's 9.79% Senior Secured Notes parties thereto (collectively, the "SENIOR NOTEHOLDERS").

                           W I T N E S S E T H:

     WHEREAS, pursuant to the Senior Note Agreements, the Senior
Noteholders have agreed to make, and have purchased $56,000,000 aggregate principal amount of the 9.79% Senior Secured Notes of the Company; and

     WHEREAS, the parties to the Senior Note Agreements wish to amend the Senior Note Agreements in the manner set forth herein;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

I. DEFINED TERMS. Unless otherwise defined in this Amendment, terms defined in the Senior Note Agreement and used herein shall have the meanings given to them in the Senior Note Agreements.

II. AMENDMENT TO SECTION 10A. The definition of the term "Excess Cash Flow" contained in Section 10A of the Senior Note Agreement is hereby amended to read in its entirety as follows:

     "'Excess Cash Flow' means for any fiscal period of the Company, the excess of

               (a) the sum of the amounts set forth in (a)(i) through
          (a)(vi) below (but without any duplication):

                    (i) Adjusted Net Income for such fiscal period (other
               than any income or loss included in Adjusted Net Income resulting from Asset Sales permitted pursuant to Section
               6F),

                    (ii) consolidated expenses for such fiscal period for
               depreciation, amortization and other similar noncash charges, to the extent that the same are deducted from net revenues in determining Adjusted Net Income for such fiscal period,

                    (iii) the difference between (A) the amount of taxes
               deducted from net revenues to determine Adjusted Net Income for such fiscal period (other than taxes described in clause
               (b)(v) of this definition) and (B) the amount of taxes
               actually
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               paid by the Company and its Subsidiaries during such fiscal period (other than taxes described in clause (b)(v) of this definition),

                    (iv) interest accrued and not paid in cash during such
               period in respect of Permitted Subordinated Debt,

                    (v) the difference between (A) any extraordinary or
               non-recurring items of expense deducted from net revenues to determine Adjusted Net Income for such fiscal period and (B) the aggregate amount of all such cash payments made by the Company or any Subsidiary during such period on account of extraordinary or non-recurring items of expense, whether or not accrued in such period, and

                    (vi) without duplication of any of the above items in this paragraph (a), the amount, determined in conformity with GAAP, of decreases in the excess of operating assets over operating liabilities, determined on a consolidated basis for the Company and its consolidated subsidiaries; over

               (b)  the sum of the amounts set forth in (b)(i) through
          (b)(vii) below (but without any duplication):

                    (i) the aggregate amount during such fiscal period of payments of principal on the Term Loans and the Senior Notes (other than prepayments pursuant to Section 4A(ii)(a) hereof or Subsection 2.4(a)(i) of the Bank Loan Agreement) and on any other Indebtedness (other than the Revolving Credit Loans and Indebtedness permitted pursuant to Section 6B(viii)) permitted hereunder,

                    (ii) the amount of actual payments in cash during such
               fiscal period for capital expenditures (other than those acquired with the proceeds of, or in consideration of the issuance of, Indebtedness of the Company or any of its Subsidiaries and excluding any such expenditures in the nature of Prepublication Costs) and Prepublication Costs not to exceed the amount permitted under Section 6H,

                    (iii) the difference between (A) any extraordinary or
               non-recurring items of income added to net revenues to determine Adjusted Net Income and (B) the aggregate amount of all cash receipts received by the Company or any Subsidiary during such period on account of extraordinary or non-recurring items of income, whether or not accrued in such period,

                    (iv) the amount of Restricted Payments made pursuant to
               Section 6G (other than Restricted Payments described in clause (i) of the second parenthetical clause of Section 6G,

                    (v) to the extent not deducted in determining Excess
               Cash Flow in respect of any prior fiscal year, the aggregate amount of taxes paid or withheld during such fiscal year or the 90-day period following the end of such fiscal year in respect of dividends paid during such fiscal year or 90-day period by Foreign Subsidiaries,

                    (vi) any amounts included in Adjusted Net Income
               attributable to the issuance and sale by Berlitz Japan of its common stock in a public offering, and

                    (vii) without duplication of any of the above items in
               this paragraph (b), the amount, determined in conformity with GAAP, of increases in the excess of operating assets over operating liabilities, determined on a consolidated basis for the Company and its consolidated Subsidiaries.


The term "difference" as used in clauses (a)(iii), (a)(v) and (b)(iii) above shall mean a positive number if (A) is greater than (B) or a negative number if (B) is greater than (A)."


III. GENERAL

     1. REPRESENTATION AND WARRANTIES. To induce the Senior Noteholders parties hereto to enter into this Amendment, the Company hereby represents and warrants to each Senior Noteholder, as of the effective date of this Amendment, that no Default or Event of Default will have occurred and be continuing.

     2. EFFECTIVENESS. This Amendment shall become effective on the date on which counterparts hereof (or facsimile copies thereof), duly executed by the Company, each of the Company's Subsidiaries for which a signature line is set forth below and the Majority Senior Noteholders, shall have been received by the Company.

     3. PAYMENT OF EXPENSES. The Company agrees to pay the reasonable fees and disbursements of the Senior Noteholders in connection with the preparation, execution and delivery of this Amendment.

     4. NO OTHER AMENDMENTS; CONFIRMATION. Except as expressly modified hereby, the provisions of the Senior Note Agreements and the Senior Notes shall remain in full force and effect.

     5.   GOVERNING LAW; COUNTERPARTS.

          (a) This Amendment and the rights, obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          (b) This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the signed copies of this Amendment shall be lodged with the Company and each of the Senior Noteholders. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                              BERLITZ INTERNATIONAL, INC.


                              By: _________________________


                              Title:



                              MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY


                              By: __________________________


                              Title: _______________________


                              INTERNATIONAL LIFE INVESTORS INSURANCE
                              COMPANY


                              By: __________________________


                              Title: _______________________

                              PFL LIFE INSURANCE COMPANY

                              By: __________________________

                              Title: _______________________



                              MONUMENTAL LIFE INSURANCE COMPANY

                              By: __________________________

                              Title: _______________________



                              LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                              By: __________________________

                              Title: _______________________


                              SUN LIFE INSURANCE COMPANY OF AMERICA

                              By: __________________________

                              Title: _______________________



                              NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY

                              By: __________________________

                              Title: ________________________



                              PACIFIC MUTUAL LIFE INSURANCE COMPANY

                              By: ______________________________

                              Title: ____________________________

The undersigned do hereby consent
to the terms and conditions of
the foregoing Amendment.

BERLITZ PUBLISHING COMPANY, INC.

By:____________________________

Title:_________________________


BERLITZ LANGUAGES, INC.

By:____________________________

Title:_________________________


BERLITZ FINANCIAL CORPORATION

By:____________________________

Title:_________________________


BERLITZ INVESTMENT CORPORATION

By:____________________________

Title:_________________________


BENESSE CORPORATION (formerly
Fukutake Publishing Co., Ltd.)

By:____________________________

Title:_________________________


FUKUTAKE HOLDINGS (AMERICA), INC.

By:____________________________

Title:_________________________